                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: July 15, 1997
                       (Date of earliest event reported)


                     FIRSTPLUS HOME LOAN OWNER TRUST 1997-2
                    (Issuer with respect to the Securities)

                        FIRSTPLUS INVESTMENT CORPORATION
                   (Originator of the Trust described herein)
             (Exact name of Registrant as specified in its charter)


           Nevada                     333-26527                 75-2596063
  (State of Incorporation)      (Commission File No.)        (I.R.S. Employer
                                                            Identification No.)


    3773 Howard Hughes Parkway
           Suite 300N
        Las Vegas, Nevada                                         89109
(Address of Principal executive offices)                        (Zip Code)


       Registrant's Telephone Number, Including Area Code: (702) 866-2236

Item 5.  Other Events.

         Reference is hereby made to Amendment No. 1 to the Registrant's Registration Statement on Form S-3 (File No. 333-26527) filed with the Securities and Exchange Commission (the "Commission") on May 22, 1997 (the "Registration Statement"), pursuant to which the Registrant registered $5,000,000,000 aggregate principal amount of its asset backed securities, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"). Reference is also hereby made to the Prospectus dated June 12, 1997 and the related Prospectus Supplement, dated June 12, 1997 (collectively, the "Prospectus"), which were previously filed with the Commission pursuant to Rule 424(b)(5), with respect to the FIRSTPLUS HOME LOAN OWNER TRUST 1997-2 Asset Backed Notes, Series 1997-2, consisting of the following classes of Asset Backed Notes (collectively, the "Offered Securities"): (i) Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes, Class A-6 Notes, Class A-7 Notes, Class A-8 Notes, Class A-9 Notes, Class M-1 Notes, Class M-2 Notes and Class B-1 Notes.

         The Notes were issued pursuant to an Indenture dated as of June 1, 1997 (the "Indenture") between FIRSTPLUS HOME LOAN OWNER TRUST 1997-2 (the "Issuer" or the "Trust") and First Bank National Association, as Indenture Trustee and Co-Owner Trustee (the "Indenture Trustee" and "Co-Owner Trustee"). The Notes are secured by the assets of the Trust pursuant to the Indenture.

         The Registrant is filing this Current Report on Form 8-K for the purpose of filing the Servicer's Monthly Statement (as such term is defined in the Sale and Servicing Agreement dated as of June 1, 1997 among FIRSTPLUS INVESTMENT CORPORATION, as Seller, FIRSTPLUS FINANCIAL, INC., as Transferor and Servicer, FIRSTPLUS HOME LOAN OWNER TRUST 1997-2, as Issuer, and First Bank National Association, as Indenture Trustee and Co-Owner Trustee) for the month of July 1997.


Item 7.  Financial Statements and Exhibits.

    (c)  Exhibits

         Exhibit No.     Description
         -----------     -----------

           99.1          Servicer's Monthly Statement (July 1997)

                                   Signatures
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FIRSTPLUS INVESTMENT CORPORATION



July 15, 1997                           By: /s/ CHRISTOPHER J. GRAMLICH
                                            -----------------------------------
                                            Christopher J. Gramlich,
                                            Senior Vice President

                                 EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION
-----------     -----------

  99.1          Servicer's Monthly Statement (July 1997)